Exhibit 10.24

AMENDMENT TO

DEFERRED COMPENSATION AGREEMENT

This AMENDMENT TO DEFERRED COMPENSATION AGREEMENT (the “Amendment”) is entered into as of September 30, 2004, by and among RACKABLE SYSTEMS, INC., a Delaware corporation (the “Company”) and Todd Ford (the “Executive”).

WHEREAS, the Company and Executive are parties to that certain Deferred Compensation Agreement, dated December 23, 2002 (the “Deferred Compensation Agreement”);

WHEREAS, the Company and Executive hereby desire to amend the Deferred Compensation Agreement to provide for the immediate payment of the compensation benefits as described in Section 1 below; and

WHEREAS, pursuant to Section 7 of the Deferred Compensation Agreement, the Deferred Compensation Agreement may be amended by an instrument in writing executed by the Company and Executive.

AGREEMENT

NOW THEREFORE, in consideration of the amendment of the Deferred Compensation Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

1. Section 1 of the Deferred Compensation Agreement is amended to read in its entirety as follows:

“1. Deferred Compensation Benefit. The Company shall pay to the Executive on September 30, 2004, a single, lump-sum payment of three hundred one thousand forty one dollars ($301,041.00).”

2. Other than as set forth in Section 1 hereof, all provisions of the Deferred Compensation Agreement shall remain in full force and effect.

3. This Amendment may not be waived, amended or modified without the prior mutual written consent of the Company and Executive.

4. This Amendment shall be governed construed in accordance with the substantive laws of the State of Delaware, without application of its conflict or choice of law provision. The Company and the Executive agree that this Amendment is not an ERISA plan or part of an ERISA plan.

5. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this AMENDMENT as of the date set first set forth above.

RACKABLE SYSTEMS, INC.	EXECUTIVE

/s/ Tom Barton	/s/ Todd Ford
Tom Barton President and Chief Executive Officer	Todd Ford